KIRKLAND & ELLIS LLP
Citigroup Center
153 East 53rd Street
New York, New York 10022-4675
Telephone:  (212) 446-4800
Facsimile:  (212) 446-4900
Richard M. Cieri (RC-6062)
Jonathan S. Henes (JH-1979)

Attorneys for the Debtors and Debtors in Possession

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

-------------------------------------------------------x
                                                       :
In re                                                  : Chapter 11
                                                       :
SOLUTIA INC., ET AL.,                                  : Case No 03-17949 (PCB)
                                                       :
         Debtors.                                      : (Jointly Administered)
                                                       :
-------------------------------------------------------x

THIS MONTHLY OPERATING STATEMENT APPLIES TO:

 X  All Debtors                             Axio Research Corporation
---                                     ---

    Solutia Inc.                            Solutia Investments, LLC
---                                     ---

    Solutia Business Enterprises, Inc.      Beamer Road Management Company
---                                     ---

    Solutia Systems, Inc.                   Monchem, Inc.
---                                     ---

    Solutia Overseas, Inc.                  Solutia Inter-America, Inc.
---                                     ---

    CPFilms Inc.                            Solutia International Holding, LLC
---                                     ---

    Solutia Management Company, Inc.        Solutia Taiwan, Inc.
---                                     ---

    Monchem International, Inc.             Solutia Greater China, Inc.
---                                     ---

                      MONTHLY OPERATING STATEMENT FOR THE
                           MONTH OF JANUARY 2007 (1)
                           -------------------------

(1) The information contained in the Debtors' monthly operating report (the "MOR") is unaudited and is limited to the time period indicated and is presented in a format prescribed by the bankruptcy court. The MOR does not purport to represent financial statements prepared in accordance with GAAP nor is it intended to fully reconcile to the financial statements filed by Solutia Inc. with the Securities and Exchange Commission. Additionally, while every effort has been made to assure its accuracy and completeness, errors or omissions may have inadvertently occurred and the Debtors reserve the right to amend their MOR as necessary.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

-------------------------------------------------------x
                                                       :
In re                                                  : Chapter 11
                                                       :
SOLUTIA INC., ET AL.,                                  : Case No. 03-17949 (PCB)
                                                       :
         Debtors.                                      : (Jointly Administered)
                                                       :
-------------------------------------------------------x

                 MONTHLY OPERATING STATEMENT FOR THE
                        MONTH OF JANUARY 2007
                        ---------------------

DEBTORS' ADDRESS:                        575 Maryville Centre Dr.
                                         St. Louis, MO 63141

DEBTORS' ATTORNEY:                       KIRKLAND & ELLIS LLP
                                         Richard M. Cieri (RC-6062)
                                         Jonathan S. Henes (JH-1979)
                                         Citigroup Center
                                         153 East 53rd Street
                                         New York, New York 10022-4675

CURRENT MONTH NET LOSS ($M):             $ 6

REPORT PREPARER:                         Timothy J. Spihlman

THIS OPERATING STATEMENT MUST BE SIGNED BY A REPRESENTATIVE OF THE DEBTORS

The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs verifies, under penalty of perjury, that the information contained herein is complete, accurate and truthful to the best of my knowledge.

DATE:    February 28, 2007                         /s/ Timothy J. Spihlman
                                                   -----------------------
                                                   Timothy J. Spihlman
                                                   Vice President
                                                   and Controller

Indicate if this is an amended statement by checking here:_______

                             SOLUTIA INC., ET AL.
                Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                            (Debtors in Possession)

                        MONTHLY DISBURSEMENTS BY DEBTOR
                         For the Month of January 2007

-------------------------------------------------------------------------------

Solutia Inc.                                                $ 275,325,328.51
-------------------------------------------------------------------------------

Solutia Business Enterprises, Inc.*                         $ --
-------------------------------------------------------------------------------

Solutia Systems, Inc.                                       $ 1,429.00
-------------------------------------------------------------------------------

Solutia Overseas, Inc. *                                    $ --
-------------------------------------------------------------------------------

CPFilms Inc.                                                $ 8,991,307.10
-------------------------------------------------------------------------------

Solutia Management Company, Inc. *                          $ --
-------------------------------------------------------------------------------

Monchem International, Inc. *                               $ --
-------------------------------------------------------------------------------

Axio Research Corporation                                   $ 570.00
-------------------------------------------------------------------------------

Solutia Investments, LLC *                                  $ --
-------------------------------------------------------------------------------

Beamer Road Management Company *                            $ --
-------------------------------------------------------------------------------

Monchem, Inc. *                                             $ --
-------------------------------------------------------------------------------

Solutia Inter-America, Inc.                                 $ 350.00
-------------------------------------------------------------------------------

Solutia International Holding, LLC *                        $ --
-------------------------------------------------------------------------------

Solutia Taiwan, Inc.                                        $ 26,833.81
-------------------------------------------------------------------------------

Solutia Greater China, Inc. *                               $ --
-------------------------------------------------------------------------------

* These non-operating debtors had no constructive disbursements made on their behalf.

                             SOLUTIA INC., ET AL.
                Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                            (Debtors in Possession)

                            STATEMENT ON INSURANCE
                         For the Month of January 2007

         All insurance policy premiums due, including those for workers compensation and disability insurance, have been paid and all the policies remain in effect.

                             SOLUTIA INC., ET AL.
                Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                            (Debtors in Possession)

                                SOLUTIA GROUP*
               CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
                             (DOLLARS IN MILLIONS)

                                                                 MONTH ENDED
                                                              JANUARY 31, 2007
                                                              -----------------
TOTAL NET SALES                                                 $          244
TOTAL COST OF GOODS SOLD                                                   206
                                                              -----------------
GROSS PROFIT                                                                38

TOTAL MAT EXPENSE                                                           22
                                                              -----------------
OPERATING INCOME                                                            16

EQUITY EARNINGS FROM AFFILIATES                                              3
INTEREST EXPENSE                                                           (14)
OTHER INCOME, NET                                                            1

REORGANIZATION ITEMS:
  Professional fees                                                         (4)
  Provision for rejected executory contracts                                 -
  Employee severance and retention costs                                    (1)
  Adjustment to allowed claim amounts                                        -
  Settlements of pre-petition claims                                         -
  Other                                                                      -
                                                              -----------------
                                                                            (5)

                                                              -----------------
INCOME BEFORE TAXES                                                          1
Income tax expense                                                           3
                                                              -----------------
NET LOSS                                                        $           (2)
                                                              =================

See Accompanying Notes to Consolidated Financial Statements.

* Includes non-U.S. subsidiaries of the Solutia Inc. corporate organization that did not commence Chapter 11 cases.

                             SOLUTIA INC., ET AL.,
                Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                            (Debtors in Possession)

                                SOLUTIA GROUP*
           CONSOLIDATED STATEMENT OF FINANCIAL POSITION (UNAUDITED)
                            AS OF JANUARY 31, 2007


                                ASSETS                             (Dollars
                                ------                           in millions)
                                                              -----------------
Cash                                                            $          204
Trade Receivables, net                                                     332
Inventories                                                                283
Other Current Assets                                                       289
Assets of Discontinued Operations                                            -
                                                              -----------------
TOTAL CURRENT ASSETS                                                     1,108
Property, Plant and Equipment, net                                         792
Investments in Affiliates                                                  196
Intangible Assets, net                                                     119
Other Assets                                                               110
                                                              -----------------
TOTAL ASSETS                                                    $        2,325
                                                              =================

                LIABILITIES AND SHAREHOLDERS' DEFICIT
                -------------------------------------
Accounts Payable                                                $          215
Short-Term Debt                                                            975
Other Current Liabilities                                                  229
Liabilities of Discontinued Operations                                       1
                                                              -----------------
TOTAL CURRENT LIABILITIES                                                1,420
Long-Term Debt                                                             207
Other Long-Term Liabilities                                                287
                                                              -----------------
TOTAL LIABILITIES NOT SUBJECT TO COMPROMISE                              1,914
LIABILITIES SUBJECT TO COMPROMISE                                        1,817
SHAREHOLDERS' DEFICIT                                                   (1,406)
                                                              -----------------
TOTAL LIABILITIES & SHAREHOLDERS' DEFICIT                       $        2,325
                                                              =================

See Accompanying Notes to Consolidated Financial Statements.

* Includes non-U.S. subsidiaries of the Solutia Inc. corporate organization that did not commence Chapter 11 cases.

                            SOLUTIA INC., ET. AL.,
                Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                            (Debtors in Possession)

                                SOLUTIA GROUP*
               CONSOLIDATED STATEMENT OF CASH FLOWS (UNAUDITED)
                             (DOLLARS IN MILLIONS)

                                                                 MONTH ENDED
                                                              JANUARY 31, 2007
OPERATING ACTIVITIES:                                         -----------------
  Net loss                                                      $           (2)
  Depreciation and amortization                                              8
  Restructuring expenses and other unusual items                             5
  Changes in assets and liabilities:
    Trade receivables                                                      (45)
    Inventories                                                             (9)
    Accounts payable                                                       (13)
    Liabilities subject to compromise:
       Pension plan liabilities                                            (29)
       Other postretirement benefits liabilities                            (4)
       Other liabilities subject to compromise                               -
    Other assets and liabilities                                           (15)
                                                              -----------------
  NET CASH USED BEFORE REORGANIZATION ITEMS                               (104)

  OPERATING CASH FLOWS - REORGANIZATION ITEMS:
    Professional services fees                                              (5)
    Employee severance and retention payments                               (1)
    Other                                                                    -
                                                              -----------------
       NET CASH USED IN REORGANIZATION ITEMS                                (6)

                                                              -----------------
       NET CASH USED IN OPERATING ACTIVITIES                              (110)
                                                              =================

INVESTING ACTIVITIES:
  Property, plant and equipment purchases                                   (6)
  Restricted cash for acquisition (See Note 3)                            (150)
                                                              -----------------
       NET CASH USED IN INVESTING ACTIVITIES                              (156)
                                                              =================

FINANCING ACTIVITIES:
  Net change in short-term debt obligations                                325
  Deferred debt issuance costs                                              (5)
                                                              -----------------
       NET CASH PROVIDED BY FINANCING ACTIVITIES                           320
                                                              =================


NET INCREASE IN CASH AND CASH EQUIVALENTS                                   54
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                             150
                                                              -----------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                        $          204
                                                              =================

See Accompanying Notes to Consolidated Financial Statements.

* Includes non-U.S. subsidiaries of the Solutia Inc. corporate organization that did not commence Chapter 11 cases.

                           SOLUTIA INC., ET AL.,
                Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                            (Debtors in Possession)

                          SOLUTIA CHAPTER 11 DEBTORS
               CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
                             (DOLLARS IN MILLIONS)

                                                                 MONTH ENDED
                                                              JANUARY 31, 2007
                                                              -----------------
TOTAL NET SALES                                                 $          202
TOTAL COST OF GOODS SOLD                                                   179
                                                              -----------------
GROSS PROFIT                                                                23

TOTAL MAT EXPENSE                                                           16
                                                              -----------------
OPERATING INCOME                                                             7

EQUITY EARNINGS FROM AFFILIATES                                              3
INTEREST EXPENSE, NET                                                      (13)
OTHER INCOME, NET                                                            2

REORGANIZATION ITEMS:
  Professional fees                                                         (4)
  Provision for rejected executory contracts                                 -
  Employee severance and retention costs                                    (1)
  Adjustment to allowed claim amounts                                        -
  Settlements of pre-petition claims                                         -
  Other                                                                      -
                                                              -----------------
                                                                            (5)

                                                              -----------------
LOSS BEFORE TAXES                                                           (6)
Income tax expense                                                           -
                                                              -----------------
NET LOSS                                                        $           (6)
                                                              =================

See Accompanying Notes to Consolidated Financial Statements.

                             SOLUTIA INC., ET AL.,
                Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                            (Debtors in Possession)

                          SOLUTIA CHAPTER 11 DEBTORS
           CONSOLIDATED STATEMENT OF FINANCIAL POSITION (UNAUDITED)
                            AS OF JANUARY 31, 2007


                                ASSETS                            (Dollars
                                ------                           in millions)
                                                              -----------------
Cash                                                            $           97
Trade Receivables, net                                                     187
Account Receivables-Unconsolidated Subsidiaries                             50
Inventories                                                                181
Other Current Assets                                                       242
Assets of Discontinued Operations                                            -
                                                              -----------------
TOTAL CURRENT ASSETS                                                       757
Property, Plant and Equipment, net                                         657
Investments in Subsidiaries and Affiliates                                 569
Intangible Assets, net                                                     100
Other Assets                                                                68
                                                              -----------------
TOTAL ASSETS                                                    $        2,151
                                                              =================

                LIABILITIES AND SHAREHOLDERS' DEFICIT
                -------------------------------------
Accounts Payable                                                $          184
Short-Term Debt                                                            975
Other Current Liabilities                                                  154
Liabilities of Discontinued Operations                                       1
                                                              -----------------
TOTAL CURRENT LIABILITIES                                                1,314
Other Long-Term Liabilities                                                197
                                                              -----------------
TOTAL LIABILITIES NOT SUBJECT TO COMPROMISE                              1,511
LIABILITIES SUBJECT TO COMPROMISE                                        1,930
SHAREHOLDERS' DEFICIT                                                   (1,290)
                                                              -----------------
TOTAL LIABILITIES & SHAREHOLDERS' DEFICIT                       $        2,151
                                                              =================

See Accompanying Notes to Consolidated Financial Statements.

                             SOLUTIA INC., ET AL.
                Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                            (Debtors in Possession)

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS AND BANKRUPTCY PROCEEDINGS

Nature of Operations

         Solutia Inc., together with its subsidiaries (referred to herein as "Solutia", the "Solutia Group" or the "Company"), is a global manufacturer and marketer of a variety of high-performance chemical-based materials. Solutia is a world leader in performance films for laminated safety glass and after-market applications; specialty products such as water treatment chemicals, heat transfer fluids and aviation hydraulic fluids; and an integrated family of nylon products including high-performance polymers and fibers.

         Prior to September 1, 1997, Solutia was a wholly-owned subsidiary of the former Monsanto Company (now known as Pharmacia Corporation, a wholly-owned subsidiary of Pfizer, Inc. ("Pharmacia")). On September 1, 1997, Pharmacia distributed all of the outstanding shares of common stock of Solutia as a dividend to Pharmacia stockholders (the "Solutia Spinoff"). As a result of the Solutia Spinoff, on September 1, 1997, Solutia became an independent publicly held company and its operations ceased to be owned by Pharmacia. A net deficiency of assets of $113 million resulted from the spinoff.

Proceedings Under Chapter 11 of the Bankruptcy Code

         On December 17, 2003, Solutia Inc. and its 14 U.S. subsidiaries (the "Debtors") filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code (the "Chapter 11 Cases") in the U.S. Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). The cases were consolidated for the purpose of joint administration and were assigned case number 03-17949 (PCB). Solutia's subsidiaries outside the United States were not included in the Chapter 11 filing.

         The filing was made to restructure Solutia's balance sheet, to streamline operations and to reduce costs, in order to allow Solutia to emerge from Chapter 11 as a viable going concern. The filing also was made to obtain relief from the negative financial impact of liabilities for litigation, environmental remediation and certain post-retirement benefits (the "Legacy Liabilities") and liabilities under operating contracts, all of which were assumed at the time of the Solutia Spinoff. These factors, combined with the weakened state of the chemical manufacturing sector, general economic conditions and continuing high, volatile energy and crude oil costs were an obstacle to Solutia's financial stability and success.

         Under Chapter 11, Solutia is operating its businesses as a debtor-in-possession ("DIP") under court protection from creditors and claimants. Since the Chapter 11 filing, orders sufficient to enable Solutia to conduct normal business activities, including the approval of Solutia's DIP financing, have been entered by the Bankruptcy Court. While Solutia is subject to Chapter 11, all transactions not in the ordinary course of business require the prior approval of the Bankruptcy Court. Under the U.S. Bankruptcy Code, Solutia had the exclusive right to propose a plan of reorganization for 120 days following the Chapter 11 filing date. The Bankruptcy Court has subsequently approved extensions of this exclusivity period. The exclusivity period continues until the order disposing of the current motion is entered on the Bankruptcy Court's docket.

         On January 16, 2004, pursuant to authorization from the Bankruptcy Court, Solutia entered into a DIP credit facility. This DIP credit facility has subsequently been amended from time to time, with Bankruptcy Court approval. The DIP credit facility, as amended, currently consists of: (a) a $975 million fully-drawn term loan; and (b) a $250 million borrowing-based revolving credit facility, which includes a $150 million letter of credit subfacility. Of the $1,225 million facility, $150 million must be utilized to acquire Akzo Nobel's 50% interest in the Flexsys joint venture between Solutia and Akzo Nobel.

         As a consequence of the Chapter 11 filing, pending litigation against Solutia is generally stayed, and no party may take any action to collect its pre-petition claims except pursuant to an order of the Bankruptcy Court. November 30, 2004 was the last date by which holders of pre-petition date claims against the Debtors could file such claims. Any holder of a claim that was required to file such claim by November 30, 2004, and did not do so may be barred from asserting such claim against the Debtors and, accordingly, may not be able to participate in any distribution on account of such claim. Differences between claim amounts identified by the Debtors and claims filed by claimants will be investigated and resolved in connection with the Debtors' claims resolution process, and only holders of claims that are ultimately allowed for purposes of the Chapter 11 case will be entitled to distributions. Solutia has not yet fully completed its analysis of all the proofs of claim. Since the settlement terms of allowed claims are subject to a confirmed plan of reorganization, the ultimate distribution with respect to allowed claims is not presently ascertainable.

         On February 14, 2006, the Debtors filed with the Bankruptcy Court a Plan of Reorganization (the "Plan") and Disclosure Statement (the "Disclosure Statement"). The Plan and Disclosure Statement along with the Relationship Agreement (as defined below) and the Retiree Settlement Agreement, entered into among Solutia, the Official Committee of Unsecured Creditors (the "Unsecured Creditors' Committee") and Official Committee of Retirees appointed in the Chapter 11 Cases (the "Retirees' Committee"), Monsanto Company ("Monsanto"), certain retirees and the other parties thereto (the "Retiree Settlement"), set forth the terms of a global settlement (the "Global Settlement") between Solutia, the Unsecured Creditors' Committee, the Retirees' Committee, Monsanto and Pharmacia. The Global Settlement provides for, among other things, a reallocation of certain Legacy Liabilities among Solutia, Monsanto and Pharmacia and the treatment that various constituencies in the Chapter 11 Cases would receive under the Plan. The reallocation of liabilities between Solutia and Monsanto is set forth in a Relationship Agreement (the "Relationship Agreement") which would be entered into between Solutia and Monsanto upon confirmation of the Plan. Since the February 14, 2006 filing, the Bankruptcy Court has not moved forward with the process to approve the Disclosure Statement and confirm the Plan.

         There are two adversary proceedings ongoing in our Chapter 11 case. JPMorgan, as indenture trustee of Solutia's debentures due 2027 and 2037, filed litigation against Solutia claiming that such debentures are entitled to secured status as opposed to general unsecured status as set forth in the Plan. In addition, the Official Committee of Equity Security Holders ("Equity Committee") in Solutia's bankruptcy case has filed litigation against Pharmacia and Monsanto, arguing that holders of Solutia's existing equity are entitled to a distribution in the Chapter 11 case.

         Solutia is in discussions with the major stakeholders in our Chapter 11 case in an effort to modify the Global Settlement and Plan and achieve a confirmable Plan. In addition, Solutia continues to evaluate and explore all other reasonable alternatives to reorganize the Company, such as a sale of the reorganized Company's equity or a sale of certain of its businesses or assets that may present a means of maximizing the value of the estate for stakeholders.

Basis of Consolidation

         The consolidated financial statements of the Solutia Group include the accounts of Solutia Inc. and its majority-owned U.S. and non-U.S. subsidiaries. The non-U.S. subsidiaries did not commence Chapter 11 cases. The consolidated financial statements of the Solutia Chapter 11 Debtors include the accounts of Solutia Inc. and its majority-owned U.S. subsidiaries, with investments in non-U.S. subsidiaries accounted for on the cost basis. In each case, all significant intercompany transactions and balances have been eliminated in consolidation. Companies in which Solutia has a significant interest but not a controlling interest are accounted for under the equity method of accounting and included in investments in subsidiaries and affiliates in the consolidated statement of financial position. Solutia's proportionate share of these companies' net earnings or losses is reflected in equity earnings (loss) from affiliates in the consolidated statement of operations. In accordance with Financial Accounting Standards Board Interpretation No. 46, Consolidation of Variable Interest Entities, variable interest entities in which Solutia is the primary beneficiary are consolidated within the consolidated financial statements.

         Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles in the United States of America have been condensed or omitted for purposes of this Operating Report. The consolidated statement of operations for any interim period is not necessarily indicative of the results that may be expected for a quarter, full year, or any future interim period.

Liquidity

         At January 31, 2007, total liquidity for the Solutia Group was approximately $372 million, consisting of $204 million of cash and DIP facility availability of $168 million. At January 31, 2007, total liquidity for the Solutia Chapter 11 Debtors was approximately $265 million, consisting of $97 million of cash and DIP facility availability of $168 million.

2. SIGNIFICANT ACCOUNTING POLICIES

         The significant accounting policies are consistent with those listed in the Company's 2005 Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 15, 2006.

3. SUPPLEMENTAL INFORMATION - CONSOLIDATED STATEMENT OF CASH FLOWS

Restructuring Expenses and Other Unusual Items
----------------------------------------------

         Restructuring expenses and other unusual items included in the consolidated statement of operations and the consolidated statement of cash flows were approximately $5 million of net loss for the month ended January 31, 2007 related to a charge of $5 million associated with the January 2007 DIP amendment that resulted from the write-off of debt issuance costs and to record the DIP facility as modified at its fair value.

Restricted Cash for Acquisition
-------------------------------

         Restricted cash for acquisition included in the consolidated statement of cash flows relates to the portion of the DIP credit facility that has been restricted for a special purpose by the amendment (as more fully described in Note 1). Of the $1,225 million facility, $150 million must be utilized to acquire Akzo Nobel's 50% interest in the Flexsys joint venture between Solutia and Akzo Nobel and is currently invested in cash and cash equivalents.

                                               SOLUTIA INC., ET AL.,
                                    Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                                              (Debtors in Possession)

                                            SOLUTIA CHAPTER 11 DEBTORS
                        SCHEDULE OF FEDERAL, STATE AND LOCAL TAXES COLLECTED, WITHHELD OR PAID
                                           MONTH ENDED JANUARY 31, 2007

                                                    PRE-PETITION            POST-PETITION                  TOTAL
                                                       AMOUNT                   AMOUNT                    AMOUNT
                                                ---------------------    ---------------------     ----------------------
1.     GROSS SALARIES AND WAGES                                 0.00            25,979,971.86              25,979,971.86

2.     PAYROLL TAXES WITHHELD                                   0.00             5,491,441.24               5,491,441.24

3.     EMPLOYER PAYROLL TAX CONTRIBUTED                         0.00             2,533,526.79               2,533,526.79

4.     GROSS TAXABLE SALES                                      0.00             1,108,528.40               1,108,528.40

5.     SALES TAXES COLLECTED / USE TAX PAID                     0.00               344,784.76                 344,784.76

6.     PROPERTY TAXES PAID                                      0.00             1,381,090.45               1,381,090.45

7.     OTHER TAXES PAID                                         0.00                 5,161.23                   5,161.23

                                                        SOLUTIA INC., ET AL.,
                                            Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                                                       (Debtors in Possession)

                                                      SOLUTIA CHAPTER 11 DEBTORS
                               SCHEDULE OF FEDERAL, STATE AND LOCAL TAXES COLLECTED, WITHHELD OR PAID
                                                     MONTH ENDED JANUARY 31, 2007

DATES AND AMOUNTS PAID TO TAXING AGENCIES (ITEMS 2, 3, 5, 6, 7)

                                               PRE-PETITION   POST-PETITION          TOTAL                                  ITEM
DEBTOR ENTITY                  DATE               AMOUNT         AMOUNT              AMOUNT          TYPE OF TAX            NUMBER
-----------------------------------------------------------------------------------------------------------------------------------
Solutia Inc.                 01/02/07              0.00          24,840.22           24,840.22  Employee Payroll Taxes        2
Solutia Inc.                 01/03/07              0.00          98,369.77           98,369.77  Employee Payroll Taxes        2
Solutia Inc.                 01/04/07              0.00         181,921.07          181,921.07  Employee Payroll Taxes        2
Solutia Inc.                 01/05/07              0.00         352,311.16          352,311.16  Employee Payroll Taxes        2
Solutia Inc.                 01/09/07              0.00          13,080.26           13,080.26  Employee Payroll Taxes        2
Solutia Inc.                 01/10/07              0.00          93,332.26           93,332.26  Employee Payroll Taxes        2
Solutia Inc.                 01/11/07              0.00         176,200.81          176,200.81  Employee Payroll Taxes        2
Solutia Inc.                 01/12/07              0.00       2,064,782.75        2,064,782.75  Employee Payroll Taxes        2
Solutia Inc.                 01/17/07              0.00          79,520.63           79,520.63  Employee Payroll Taxes        2
Solutia Inc.                 01/18/07              0.00         197,733.11          197,733.11  Employee Payroll Taxes        2
Solutia Inc.                 01/19/07              0.00         182,605.14          182,605.14  Employee Payroll Taxes        2
Solutia Inc.                 01/23/07              0.00          59,307.98           59,307.98  Employee Payroll Taxes        2
Solutia Inc.                 01/24/07              0.00          86,441.98           86,441.98  Employee Payroll Taxes        2
Solutia Inc.                 01/25/07              0.00          70,237.17           70,237.17  Employee Payroll Taxes        2
Solutia Inc.                 01/26/07              0.00         232,117.24          232,117.24  Employee Payroll Taxes        2
Solutia Inc.                 01/31/07              0.00       1,723,448.74        1,723,448.74  Employee Payroll Taxes        2
Solutia Inc.                 01/02/07              0.00             118.83              118.83  Employer Payroll Taxes        3
Solutia Inc.                 01/03/07              0.00          28,752.88           28,752.88  Employer Payroll Taxes        3
Solutia Inc.                 01/04/07              0.00          60,725.31           60,725.31  Employer Payroll Taxes        3
Solutia Inc.                 01/05/07              0.00          90,446.48           90,446.48  Employer Payroll Taxes        3
Solutia Inc.                 01/09/07              0.00           4,031.63            4,031.63  Employer Payroll Taxes        3
Solutia Inc.                 01/10/07              0.00          27,724.12           27,724.12  Employer Payroll Taxes        3
Solutia Inc.                 01/11/07              0.00          44,313.50           44,313.50  Employer Payroll Taxes        3
Solutia Inc.                 01/12/07              0.00         675,907.89          675,907.89  Employer Payroll Taxes        3
Solutia Inc.                 01/17/07              0.00          24,466.73           24,466.73  Employer Payroll Taxes        3
Solutia Inc.                 01/18/07              0.00          68,247.95           68,247.95  Employer Payroll Taxes        3
Solutia Inc.                 01/19/07              0.00          44,786.17           44,786.17  Employer Payroll Taxes        3
Solutia Inc.                 01/23/07              0.00             178.00              178.00  Employer Payroll Taxes        3
Solutia Inc.                 01/24/07              0.00          26,185.25           26,185.25  Employer Payroll Taxes        3
Solutia Inc.                 01/25/07              0.00          21,733.48           21,733.48  Employer Payroll Taxes        3
Solutia Inc.                 01/26/07              0.00          88,357.29           88,357.29  Employer Payroll Taxes        3
Solutia Inc.                 01/31/07              0.00         611,084.07          611,084.07  Employer Payroll Taxes        3
Solutia Inc.                 01/17/07              0.00         288,233.78          288,233.78  Sales/Use                     5
CPFilms Inc.                 01/31/07              0.00          56,550.98           56,550.98  Sales & Use                   5
Solutia Inc.                 01/08/07              0.00          59,890.91           59,890.91  Property Tax                  6
Solutia Inc.                 01/10/07              0.00       1,084,956.69        1,084,956.69  Property Tax                  6
Solutia Inc.                 01/19/07              0.00           4,777.49            4,777.49  Property Tax                  6
Solutia Inc.                 01/26/07              0.00         208,170.12          208,170.12  Property Tax                  6
Solutia Inc.                 01/29/07              0.00          23,295.24           23,295.24  Property Tax                  6
Solutia Inc.                 01/09/07              0.00             200.00              200.00  Annual Report                 7
Solutia Inc.                 01/09/07              0.00           3,213.06            3,213.06  Railcar Tax                   7
Solutia Inc.                 01/27/07              0.00             305.00              305.00  Business License Anniston     7
Solutia Systems, Inc.        01/29/07              0.00           1,429.00            1,429.00  Annual Report                 7
Solutia Inc.                 01/31/07              0.00              14.17               14.17  IRS Form 720 Excise Tax       7